LORD ABBETT MUNICIPAL INCOME FUND, INC.

Lord Abbett Short Duration High Income Municipal Bond Fund

Supplement dated December 9, 2022 to the

Summary Prospectus, Prospectus, and Statement of Additional Information, each dated

February 1, 2022, as supplemented

The following table replaces the table in the section under “Short Duration High Income Municipal Bond Fund–Fees and Expenses” on page 2 of the summary prospectus and beginning on page 50 of the statutory prospectus:

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, and I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.20%	0.90%(4)	0.10%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.07%	0.15%
Total Annual Fund Operating Expenses(5)	0.70%	1.40%	0.60%	0.42%	0.50%
Fee Waiver and/or Expense Reimbursement(6)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	0.65%	1.35%	0.55%	0.37%	0.45%

(1) A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2) A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the 18-month anniversary of the purchase falls.

(3) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(4) The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5) These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

(6) For the period from December 9, 2022 through January 31, 2024, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.37% for Class F3 and to an annual rate of 0.45% for each other class. This agreement may be terminated only by the Fund’s Board of Directors.

The section titled “Short Duration High Income Municipal Bond Fund–Fees and Expenses–Example” beginning on page 3 of the summary prospectus and page 51 of the statutory prospectus, is replaced in its entirety as follows:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$290	$438	$600	$1,071	$290	$438	$600	$1,071
Class C Shares	$237	$437	$760	$1,675	$137	$437	$760	$1,675
Class F Shares	$56	$186	$329	$744	$56	$186	$329	$744
Class F3 Shares	$38	$129	$230	$524	$38	$129	$230	$524
Class I Shares	$46	$154	$274	$623	$46	$154	$274	$623

The relevant disclosure in the section under “Management and Organization of the Funds–Short Duration High Income Municipal Bond Fund–Management Fee” beginning on page 122 of the statutory prospectus, is replaced with the following:

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Prior to December 9, 2022, Lord Abbett was entitled to a management fee for Short Duration High Income Municipal Bond Fund as calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $1 billion of average daily net assets; and

0.35% on the Fund’s average daily net assets over $3 billion.

For the fiscal year ended September 30, 2021, the effective annual rate of the management fee paid to Lord Abbett, net of any fee applicable waivers or reimbursement, was 0.33% of the Short Duration High Income Municipal Bond Fund’s average daily net assets.

Effective December 9, 2022, Lord Abbett is entitled to a management fee for Short Duration High Income Municipal Bond Fund as calculated at the following annual rates:

0.35% on the first $1 billion of average daily net assets; and

0.31% on the Fund’s average daily net assets over $1 billion.

The relevant row in the table titled “Management Fee Rates- Short Duration High Income Municipal Bond Fund” in the section under “Investment Advisory and Other Services, Fees, and Expenses” beginning on page 6-1 of the statement of additional information (“SAI”), are replaced with the following:

The management fee is accrued daily, payable monthly, and calculated at the following annual rates:

Short Duration High Income Municipal Bond Fund
First $1 billion	0.35%
Over $1 billion	0.31%

The relevant row in the table in the section under “Investment Advisory and Other Services, Fees, and Expenses—Contractual Fee Waivers and Expense Limitations” beginning on page 6-2 of the SAI, is replaced with the following:

	Contract Period	Class F3	All Other Share Classes
Short Duration High Income Municipal Bond Fund	December 9, 2022 - January 31, 2024	0.37%	0.45%

Please retain this document for your future reference.